AMERITAS LIFE INSURANCE CORP. ("AMERITAS")

           SUPPLEMENT TO AMERITAS NO-LOAD VARIABLE ANNUITY PROSPECTUS
                                DATED MAY 1, 2000

                         SUPPLEMENT DATED JUNE 30, 2000


Prospectus sections VALUATION DATE AND VALUATION PERIOD and TRANSFERS AMONG PORTFOLIOS AND THE FIXED ACCOUNT, both found on page 17, are amended by replacing the sentence "The transaction cutoff time for receipt by us of Premium Payments and all transactions with respect to Rydex is 1:30 p.m. Central time." with the sentence:

        The transaction cutoff time for receipt by us of Premium Payments and all transactions with respect to Rydex is 1:30 p.m. Central time, or one hour before market close, for days on which the market closes early.


This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.